SPORTSMAN'S WHOLESALE COMPANY

                             SUBSCRIPTION AGREEMENT
                    FOR PURCHASERS OF SHARES OF COMMON STOCK


CASHIER'S CHECKS MUST BE MADE PAYABLE TO:       A. ROBERT  THORUP, ESCROW  AGENT
                                                FOR     SPORTSMAN'S    WHOLESALE
                                                COMPANY

FOR IRA OR PENSION INVESTORS:                   INCLUDE BANK CUSTODIAL DOCUMENTS

ALL CHECKS AND DOCUMENTS MUST BE DELIVERED TO:  A. ROBERT  THORUP, ESCROW  AGENT
                                                RAY QUINNEY & NEBEKER
                                                7TH FLOOR
                                                79 SOUTH MAIN STREET
                                                SALT LAKE CITY, UTAH 84111


1.       SHARES PURCHASED:

         This subscription is for __________ SHARES in the total purchase amount of $______________, to be registered as follows:

2.       FORM OF OWNERSHIP:  Mark only one box:

|_|      SINGLE PERSON--one signature required

|_|      JOINT TENANTS WITH RIGHT OF SURVIVORSHIP--all parties must sign

|_|      HUSBAND AND WIFE, AS COMMUNITY PROPERTY--two signatures required

|_|      TENANTS IN COMMON--all parties must sign

|_|      CORPORATION

|_|      CUSTODIAN UGTM--custodian signature required

|_|      MARRIED PERSON/SEPARATE PROPERTY--one signature required

|_|      TRUST--trustee signature(s) required.  ALL SECTIONS MUST BE FILLED IN

                           Print Trustee name(s) (sign in Signature Section)



                  Trust Date     |  |  |       |  |  |      |  |  |
                                  Month          Day          Year

         For the benefit of: ________________________________

|_|      TENANTS BY THE ENTIRETIES--two signatures required

|_|      PARTNERSHIP

|_|      CUSTODIAN (for Taxable Person)--custodian signature required

3. INVESTOR INFORMATION: Please print name(s) in which Notes are to be registered. All interest and principal payments and correspondence will go to this address unless another address is listed in Section 4.

Name (1st)| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

Name (2nd)| | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

Address   | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

City  | | | | | | | | | | | | | || | | | | | State | | |  Zip Code | | | | | | |

Daytime Phone Number | | | |-| | | |-| | | | |

State of Residence  | | |   How Long?  Since | | | | |

         Enter the Taxpayer  identification number in the appropriate box. Note:
         If the account is in more than one name, the number should be that of the first person listed.

Social Security No. | | | |-| | |-| | | | |  and/or

Taxpayer Identification No. | | |-| | | | | |

| | |-| | |-| | | $| | | | | | | | $| | | | | | | | | | | M | | F Date of  Birth
  Gross Income for Estimated Net Worth Sex
                     Past 12 Months       as of This Date

      If Subscription is a trust, date of trust formation | | |-| | |-| | |

4. OTHER MAILING ADDRESS: If you want shareholder mailings sent to an address other than in Section 3, please fill in below (REQUIRED FOR IRA OR PENSION ACCOUNTS).

                       Account Number | | |-| | | | | | |

Name of Custodian  | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

Address    | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

City  | | | | | | | | | | | | | || | | | | | State | | |  Zip Code | | | | | | |

5.       SIGNATURES:

         The undersigned Investor, hereby certifies that a current copy of the Sportsman's Wholesale Company Prospectus dated October , 1998 has been delivered to, and received by the Investor prior to making any investment decision, and the Investor has had a full opportunity to ask questions of, and receive information responsive to his questions from, Sportsman's Wholesale Company prior to investing in the Shares.

                               NOT TO BE EXECUTED UNTIL
                               RECEIPT OF PROSPECTUS



                               X ________________________________    __/__/__
                                 Authorized Signature of Investor      Date



                               X ___________________________________  __/__/__
                                 Signature of Joint Investor (if any)   Date